CAPSTEAD As of September 30, 2010 Investor Presentation Exhibit 99.1

Safe Harbor Statement -
Private Securities Litigation Reform Act of 1995
Cautionary Statement Concerning Forward-looking Statements
This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain the words “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “will be,” “will likely continue,” “will likely result,” or words or phrases of similar meaning. These forward-looking statements are based largely on the expectations of management and are subject to a number of risks and uncertainties including, but not limited to, the following:
In addition to the above considerations, actual results and liquidity are affected by other risks and uncertainties set forth in the “Risk
Factors” sections contained in the Company’s periodic filings with the SEC, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.  Any forward-looking statements speak only as of the date the statement is made and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  It is not possible to identify all of the risks, uncertainties and other factors that may affect future results.  In light of these risks and uncertainties, the forward-looking events and circumstances discussed herein may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.  Accordingly, readers of this document are cautioned not to place undue reliance on the forward-looking statements.
– changes in general economic conditions;
– fluctuations in interest rates and levels of mortgage
prepayments;
– the effectiveness of risk management strategies;
– the impact of differing levels of leverage employed;
– liquidity of secondary markets and credit markets;
– the availability of financing at reasonable levels and terms to support investing on a leveraged basis;
– the availability of new investment capital;
– increases in costs and other general competitive factors;
– deterioration in credit quality and ratings;
– the availability of suitable qualifying investments from both an investment return and regulatory perspective;
– the availability of residential mortgage pass-through
securities issued and guaranteed by government-sponsored
entities (“the GSEs”), currently Fannie Mae or Freddie Mac,
or by an agency of the federal government, currently Ginnie
Mae; and
– changes in legislation or regulation affecting the GSEs and similar federal government agencies and related
guarantees.

Company Summary
Proven Strategy
Experienced
Management Team
Company Overview
• Founded in 1985; oldest publicly-traded agency mortgage REIT
• Total investment portfolio of $7.94 billion*
• Long-term investment capital of $1.11 billion levered 6.37 times*
• Annualized 5-year return on average common equity of 14.0%**
• Invests almost exclusively in residential adjustable-rate mortgage securities issued and guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae
• Prudently leveraged portfolio provides financial flexibility to manage changing market conditions
• Self-managed with low operating costs and a conservative incentive compensation structure
• Over 80 years of combined mortgage finance industry experience, including
72 years at Capstead

*    As of September 30, 2010.  Long-term investment capital includes stockholders’ equity and unsecured borrowings, net of investments in related unconsolidated affiliates.
**   Defined as average annualized net income available to common stockholders divided by average common equity capital from Q4’05 through Q3’10.

Market Snapshot
(dollars in thousands, except per share amounts)

Perpetual Preferred Trust Total Long-Term
Common Series A Series B Preferred Investment Capital
NYSE Stock Ticker CMO CMOPRA CMOPRB
Shares outstanding
(a)
70,129 188 15,819
Cost of preferred capital 11.44% 11.28% 8.49% 10.28%
Price as of November 8, 2010 $11.65 $20.40 $14.03
Book Value per common share
(a)
$11.77
Price as a multiple of September 30, 2010
book value
99.0%
Recorded value
(a)
$828,945 $2,630 $176,703 $99,978 $1,108,256
Market cap as of November 8, 2010
(b)
$817,003 $3,835 $221,941 $99,978 $1,142,757
  (a)   As of September 30, 2010.
  (b)   Excludes common shares issued subsequent to quarter-end, if any.

18%
82%
10%
90%
Proven Investment & Financing Strategy

As of September 30, 2010
As of September 30, 2010
Residential ARM Securities Portfolio
Repurchase Agreements & Similar Borrowings
Total: $7.06 billion
*    Based on fair market value as of the indicated balance sheet date.  Excludes fixed-rate investments totaling $23 million.
Total: $7.92 billion*
Over 99% of the securities are backed by well-
seasoned mortgage loans with:
– Coupon interest rates reset at least annually or
begin doing so after an initial fixed-rate period of
five years or less
Long-term relationships with numerous lending
counterparties:
– 20 active counterparties at September 30, 2010
Currently-paying interest rate hedge positions
consisted of $2.8 billion notional amount of two-year
interest rate swaps with average fixed rates of 1.17%
and average terms of 13 months at September 30,
2010.  Another $500 million in forward-starting two-
year swaps with average fixed rates of 0.69% begin
paying in January 2011.
The duration of the assets and liabilities was
approximately 8¾ months and 6½ months,
respectively at September 30, 2010 resulting in:
– a net duration gap of approximately 2¼ months
at September 30, 2010
Longer-to-Reset
ARMs
$0.77 Billion
Current-Reset
ARMs
$7.15 Billion
Borrowings with
Maturities of
31-90 Days
$1.24 Billion
Borrowings with
Maturities of
30 Days or Less
$5.82 Billion
Low risk agency-guaranteed residential ARM securities financed primarily with 30-90 day “repo” borrowings

Portfolio Leverage &
Long-Term Investment Capital

$ in millions
Portfolio Leverage* Long-Term Investment Capital
$661
$860
$1,114
$1,108
$1,112
$1,108
75% 75% 75% 75%
68%
58%
16%
16%
16%
16%
21%
27%
9%
15%
12%
9%
9%
9%
$
$250
$500
$750
$1,000
$1,250
12/31/07 12/31/08 12/31/09 3/31/10 6/30/10 9/30/10
Common Stock Preferred Stock Trust Prefered Securities, net
9.8x
7.8x
6.7x
6.4x
6.2x
6.4x
0.0x
2.0x
4.0x
6.0x
8.0x
12/31/07 12/31/08 12/31/09 3/31/10 6/30/10 9/30/10
$100
$179
$829
Common Stock Preferred Stock Trust Preferred Securities, net
From 12/31/07 to 9/30/10, portfolio leverage has decreased 35% from 9.8x to 6.4x and long-term investment capital has increased 68%
**    Borrowings under repurchase agreements divided by long-term investment capital, which includes stockholders’ equity and unsecured borrowings, net of investments in related unconsolidated affiliates.

2.22%
2.55%
3.09%
4.13%
5.22%
1.73%
3.53%
0.74%
0.66% 0.64%
1.69%
2.40%
2.35%
1.91%
1.56%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
12/31/08 12/31/09 3/31/10 6/30/10 9/30/10
Yield Borrowing Rate Financing Spread
$7.44
$7.56
$7.66
$7.92
90%
89%
85%
77%
60%
10%
11%
15%
23%
40%
$8.07
$0.00
$2.00
$4.00
$6.00
$8.00
$10.00
12/31/08 12/31/09 3/31/10 6/30/10 9/30/10
Current-Reset ARMs Longer-to-Reset ARMs
Historical Financial Overview

$ in billions
Residential ARM Securities Portfolio* Financing Spread on Mortgage Assets**
Book Value Per Common Share Annualized Return on Average Common Equity***
$9.14
$11.99 $11.77 $11.82 $11.77
$0.00
$3.00
$6.00
$9.00
$12.00
12/31/08 12/31/09 3/31/10 6/30/10 9/30/10
21.0%
14.9%
17.2%
11.9%
8.9%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
12/31/08 12/31/09 3/31/10 6/30/10 9/30/10
For the year ended For the quarter ended
Yield Borrowing Rate
Financing Spread
Current-Reset ARMs Longer-to-Reset ARMs
  *   Based on fair market value. Excludes fixed-rate investments totaling $23 million at September 30, 2010.
**  See page 16 for discussion of use of financing spread on mortgage assets, a non-GAAP financial measure.
***  Defined as annualized net income available to common stockholders divided by average common equity capital.

8.0%
6.0%
4.0%
2.0%
0.0%
12/00
3/02
6/03
9/04
12/05
3/07
6/08
9/09
9/10

8.0%
6.0%
4.0%
2.0%
0.0%
12/00
12/01
12/02
12/03
12/04
12/05
12/06
12/07
12/08
12/09
9/10

Financing Spreads
*    See page 16 for discussion of use of financing spread on mortgage assets, a non-GAAP financial measure.
** Source: Bloomberg.

Financing Spread on Mortgage Assets* Yield Borrowing Rate
Fed Funds Rate 1-Month LIBOR
Yields on Mortgage Assets vs. Borrowing Rates Fed Funds vs. 1-Month LIBOR**
Portfolio yields and financing spreads were adversely affected between March and July 2010 by the buyout of a backlog of seriously delinquent loans by the GSEs
Repo borrowing rates remain at favorable levels with average repo borrowing rates of 0.29% at September 30,
2010 (0.63% including interest rate swaps)
With mortgage prepayments resulting from the GSE buyout programs subsiding, portfolio yields and financing spreads are beginning to improve over lower levels experienced early in the third quarter
Avg. Spread on mortgage assets: 1.61%*

Third Quarter Highlights
Reported earnings of $23.7 million or $0.27 per diluted common share
Financing spreads on mortgage assets declined 35 basis points to average 1.56%, absorbing the last of the Fannie Mae and
Freddie Mac buy-outs of seriously delinquent loans from their guarantee portfolios*
Portfolio runoff has moderated significantly after the conclusion of the buy-out programs in July
Book value declined $0.05 to $11.77 per common share
Portfolio increased $264 million to $7.94 billion resulting in an increase in portfolio leverage to 6.37 times long-term  investment capital

* See page 16 for discussion of use of financing spread on mortgage assets, a non-GAAP financial measure.

Published Management Remarks
Comment from the Company’s October 27, 2010 earnings press release:
“Sharply higher portfolio runoff resulting from the GSE buyout programs contributed to significantly higher premium amortization and lower portfolio yields from March to July of this year as well as temporarily lower average portfolio balances as capital made available from this runoff was redeployed in a disciplined fashion.  July marked the final month of accelerated runoff from the GSE buyout programs and represented our highest single month of runoff because the GSE buyouts were focused on relatively low coupon Fannie Mae securities, which make up the majority of our currently-resetting ARM securities.  In August annualized portfolio runoff declined considerably to 21.5% (a 19.2% CPR) and has trended lower into the fourth quarter with October runoff dropping to approximately 19.6% (a 17.1% CPR), contributing to a substantial improvement in portfolio yields.
“Our third quarter acquisitions of primarily currently-resetting ARM securities more than replaced the quarter’s portfolio runoff and, together with acquisitions subsequent to quarter-
end, we have now replaced all of this year’s portfolio runoff through October.  If recent market conditions continue, we anticipate reporting an increase for the year in overall portfolio size.
“Our recent success in re-leveraging our investment capital, together with the favorable prepay characteristics of our seasoned portfolio of agency-guaranteed ARM securities and the continuing low borrowing rate environment, bolster our expectations for reporting significantly improved operating results for the fourth quarter and into 2011.”

CAPSTEAD CAPSTEAD Appendix 11

Comparative Balance Sheet
(dollars in thousands, except per share amounts)

September 30, 2010 December 31, 2009 December 31, 2008
(unaudited)
Assets
Mortgage securities and similar investments 7,942,342 $ 8,091,103 $ 7,499,530 $
Cash collateral receivable from interest rate swap counterparties 38,738 30,485 53,676
Interest rate swap agreements at fair value - 1,758 -
Cash and cash equivalents 177,637 409,623 96,839
Receivables and other assets 69,836 92,817 76,200
Investments in unconsolidated affiliates 3,117 3,117 3,117
8,231,670 $ 8,628,903 $ 7,729,362 $
Liabilities
Repurchase arrangements and similar borrowings 7,062,389 $ 7,435,256 $ 6,751,500 $
Unsecured borrowings 103,095 103,095 103,095
Interest rate swap agreements at fair value 22,763 9,218 46,679
Common stock dividend payable 18,233 37,432 22,728
Accounts payable and accrued expenses 16,912 29,961 44,910
7,223,392 7,614,962 6,968,912
Stockholders' Equity
Perpetual preferred stock 179,333 179,333 179,460
Common stock 673,245 661,724 618,369
Accumulated other comprehensive income (loss) 155,700 172,884 (37,379)
1,008,278 1,013,941 760,450
8,231,670 $ 8,628,903 $ 7,729,362 $
Long-term investment capital (stockholders' equity and
Unsecured borrowings, net of investments in related
unconsolidated affiliates) $1,108,256 $1,113,919 $860,428
Portfolio leverage (borrowings under repurchase arrangements divided by long-term investment capital) 6.37:1 6.67:1 7.85:1
Book value per common share (calculated assuming
liquidation preferences for the Series A and B preferred stock) $11.77 $11.99 $9.14

Comparative Income Statement
(dollars in thousands, except per share amounts) (unaudited)

* See page 16 for discussion of use of financing spread on mortgage assets, a non-GAAP financial measure.
Quarter Ended
September June March December September
2010 2010 2010 2009 2009
Interest income:
Mortgage securities and similar investments 40,614 $          47,634 $          60,150 $          70,458 $          74,695 $
Other 111 135 92 76 69
40,725 47,769 60,242 70,534 74,764
Interest expense:
Repurchase arrangements and similar borrowings (11,096) (11,146) (13,368) (21,697) (26,802)
Unsecured borrowings (2,186) (2,187) (2,187) (2,187) (2,186)
(13,282) (13,333) (15,555) (23,884) (28,988)
Net interest income 27,443 34,436 44,687 46,650 45,776
Other revenue (expense):
Impairment and related charges associated with
investments in commercial real estate loans - - - (39,673) -
Miscellaneous other revenue (expense) (427) (98) (205) (75) 16
Incentive compensation expense (983) (1,330) (1,415) (1,334) (1,058)
General and administrative expense (2,424) (3,314) (2,695) (3,038) (2,713)
(3,834) (4,742) (4,315) (44,120) (3,755)
Income before equity in earnings of unconsolidated affiliates 23,609 29,694 40,372 2,530 42,021
Equity in earnings of unconsolidated affiliates 64 65 65 65 64
Net income 23,673 $          29,759 $          40,437 $          2,595 $             42,085 $
Net income (loss) per diluted common share $0.27 $0.35 $0.51 $(0.04) $0.56
Average balance on mortgage assets 7,313,810 $     7,460,379 $     7,779,081 $     7,851,662 $     7,564,203 $
Average financing spread on mortgage assets*
Average financing spread on all interest-earning assets
Investment premium amortization 17,689 $          15,342 $          13,466 $          8,994 $             8,311 $
Portfolio runoff
1.56%
1.40%
35.6%
1.91%
1.71%
37.9%
2.40%
2.25%
21.6%
2.35%
2.14%
31.8%
2.40%
2.21%
20.9%

Yield / Cost Analysis
(dollars in thousands)
*
See page 16 for discussion of use of financing spread on mortgage assets, a non-GAAP financial measure.

Basis Yield/Cost Runoff Basis Yield/Cost Runoff
Agency-guaranteed securities:
Fannie Mae/Freddie Mac:
   Fixed-rate $             5,372 6.48% 24.3% $             6,028 6.47% 27.2%
   ARMs 6,895,479 2.16 36.5 7,089,531 2.50 39.0
Ginnie Mae ARMs 388,334 2.92 13.2 339,804 3.26 13.5
7,289,185 2.20 35.7 7,435,363 2.54 38.0
Unsecuritized residential mortgage loans:
Fixed-rate 3,549 7.01 6.3 3,606 7.00 6.2
ARMs 7,518 3.80 7.4 7,806 3.83 14.2
11,067 4.83 7.1 11,412 4.83 11.9
Commercial loans 10,020 9.67      - 10,034 9.55           -
3,538 8.07 3.7 3,570 8.09 3.4
7,313,810 2.22 35.6 7,460,379 2.55 37.9
Other interest-earning assets 171,577 0.26 285,165 0.19
7,485,387 2.18 7,745,544 2.47
30-day to 90-day interest rates, as adjusted
     for hedging results 6,599,599 0.65 6,891,355 0.64
Structured financings 3,538 8.07 3,570 8.09
6,603,137 0.66 6,894,925 0.64
Unsecured borrowings 103,095 8.49 103,095 8.49
6,706,232 0.78 6,998,020 0.76
Capital employed/Total financing spread
$        779,155
1.40
$        747,524
1.71
Financing spread on mortgage assets* 1.56 1.91
Secured borrowings based on:
    Second Quarter 2010 Average
Collateral for structured financings
Third Quarter 2010 Average

Residential ARM Portfolio Statistics
(dollars in thousands)

*   Fully indexed net weighted average coupon, or WAC, represents the coupon upon one or more resets using interest rates indices as of September 30, 2010 and the applicable net margin.
Fully
Indexed Average Months
Principal Cost Basis Fair Market Net Net Net to
Balance Premiums ($) % Value WAC WAC* Margins Roll
As of September 30, 2010
Current-reset ARMs:
Fannie Mae Agency Securities $5,065,394 $ 94,313 $5,159,707 101.86 $5,267,593 2.94% 2.31% 1.73% 5.1
Freddie Mac Agency Securities 1,464,996 29,659 1,494,655 102.02 1,531,532 3.52 2.43 1.94 6.5
Ginnie Mae Agency Securities 335,677 2,438 338,115 100.73 344,802 3.25 1.79 1.53 5.1
Residential Mortgage Loans 7,380 62 7,442 100.83 7,382 3.46 2.52 2.06 4.5
6,873,447 126,472 6,999,919 101.84 7,151,309 3.08 2.32 1.77 5.4
Longer-to-reset ARMs:
Fannie Mae Agency Securities 344,698 7,727 352,425 102.24 365,330 5.02 2.34 1.63 26.3
Freddie Mac Agency Securities 253,015 3,702 256,717 101.46 269,935 5.80 2.43 1.75 25.1
Ginnie Mae Agency Securities 128,192 4,678 132,870 103.65 133,390 3.34 1.77 1.50 37.0
725,905 16,107 742,012 102.22 768,655 4.99 2.26 1.65 27.8
$7,599,352 $142,579 $7,741,931 101.88 $7,919,964 3.26 2.32 1.75 7.5
Agency RMBS represent over 99% of the portfolio

Use of Financial Spread on Mortgage Assets,
a Non-GAAP Financial Measure

Financing Spread on
Mortgage Assets,
Total Financing Spread, a Non-GAAP
a GAAP Measure Financial Measure
*
Interest
Income
(Expense)
Yield/Cost Difference
Interest
Income
(Expense)
Yield/Cost
Corresponding
Second Quarter
2010
Yield/Cost
Interest income:
Mortgage assets $ 40,614 2.22% $ – $ 40,614 2.22% 2.55%
Other interest-earning assets ** 111 0.26 (111) – – 0.19
40,725 2.18 (111) 40,614 2.22 2.47
Interest expense:
Secured borrowings (borrowings under
repurchase agreements) (11,096) 0.66 – (11,096) 0.66 0.64
Unsecured borrowings
***
(2,186) 8.49 2,186 – – 8.49
(13,282) 0.78 2,186 (11,096) 0.66 0.76
Net interest margin/financing spread $ 27,443 1.40 $ 2,075 $ 29,518 1.56 1.71
*
**
***
   Net interest margin on mortgage assets and Financing spread on mortgage assets are non-GAAP financial measures (based solely on interest income and yields on the Company’s portfolio of mortgage securities, net of borrowings under repurchase agreements).  These measures are similar to the all-inclusive GAAP measures, Total net interest margin and Total financing spread (based on all interest-
earning assets and all interest-bearing liabilities).
Other interest-earning assets consist of overnight investments and cash collateral receivable from interest rate swap counterparties.
Unsecured borrowings consist of junior subordinated notes with original terms of 30 years issued in 2005 and 2006 by Capstead to statutory trusts formed to issue $3.1 million of the trusts’ common securities to Capstead and to privately place $100.0 million of preferred securities to unrelated third party investors.  Capstead reflects its investment in the trusts as unconsolidated affiliates and considers the unsecured borrowings, net of these affiliates, a component of its long-term investment capital.
Third Quarter 2010 (dollars in thousands)

Experienced Management Team

– Has served as president and chief executive officer since 2003 and has held various executive positions at Capstead since 1988
– Certified Public Accountant (“CPA”), member of the Board of Governors of the National Association of Real Estate Investment Trusts
(“NAREIT”), chairman of NAREIT’s Council of Mortgage REITs, member of the executive committee of the Chancellors Council of the University of Texas System, the Executive Council of the Real Estate Finance and Investment Center at the University of Texas
at Austin, the American Institute of Certified Public Accountants (“AICPA”), and the Financial Executive International (“FEI”)
– Has held various financial accounting and reporting positions at Capstead since 1993
– Formerly employed by Ernst & Young LLP as an audit senior manager focusing on mortgage banking and asset securitization
– CPA, Member AICPA, FEI
– Has served in asset and liability management positions at Capstead since 1994
– Formerly Vice President of secondary marketing with NationsBanc Mortgage Corporation
– Has served in asset and liability management positions at Capstead since 1994
– MBA, Southern Methodist University, Dallas, Texas
Over 80 years of combined mortgage finance industry experience, including 72 years at Capstead
Andrew F. Jacobs – President and Chief Executive Officer, Director
Phillip A. Reinsch – Executive Vice President and Chief Financial Officer, Secretary
Robert A. Spears – Executive Vice President, Director of Residential Mortgage Investments
Michael W. Brown – Senior Vice President, Asset and Liability Management, Treasurer